UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NRG ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84775-P45579 NRG ENERGY, INC. C/O OFFICE OF GENERAL COUNSEL 804 CARNEGIE CENTER PRINCETON, NJ 08540-6213 NRG ENERGY, INC. 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET You invested in NRG ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 30, 2026 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/NRG2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84776-P45579 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect ten directors. Nominees: 1a. Antonio Carrillo For 1b. Matthew Carter, Jr. For 1c. Heather Cox For 1d. Elisabeth B. Donohue For 1e. Marwan Fawaz For 1f. Robert J. Gaudette For 1g. Sanjay Kapoor For 1h. Alexander Pourbaix For 1i. Alexandra Pruner For 1j. Marcie C. Zlotnik For 2. To approve, on a non-binding advisory basis, NRG Energy, Inc.’s executive compensation. For 3. To ratify the appointment of KPMG LLP as NRG Energy, Inc.’s independent registered public accounting firm for the 2026 fiscal year. For 4. To approve the NRG Energy, Inc. 2026 Long-Term Incentive Plan. For 5. To vote on a stockholder proposal to give shareholders the ability to call for a special shareholder meeting, if properly presented at the meeting. Against